SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Catalyst Semiconductor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CATALYST SEMICONDUCTOR, INC.
1250 Borregas Avenue
Sunnyvale, CA 94089

Dear Fellow Stockholders:

       You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Catalyst Semiconductor, Inc. (“Catalyst” or the “Company”) which will be held on Friday, December 20, 2002, at 9:00 a.m., local time, at the Company’s principal executive offices in Sunnyvale, California.

       At the Annual Meeting, you will be asked to consider and vote upon the proposals set forth in the Notice of Annual Meeting accompanying this Letter. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

       After reading the Proxy Statement, please mark, date, sign and return, if possible by no later than December 13, 2002, the proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE (AS INSTRUCTED ON THE ENCLOSED PROXY CARD), VOTE YOUR SHARES BY INTERNET (AS INSTRUCTED ON THE ENCLOSED PROXY CARD) OR ATTEND THE ANNUAL MEETING IN PERSON.

       A copy of the Catalyst Semiconductor, Inc. Annual Report on Form 10-K for the year ended April 30, 2002, is enclosed.

       We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Gelu Voicu

Gelu Voicu President and Chief Executive Officer

Sunnyvale, California
November 13, 2002

IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE, VOTE YOUR SHARES BY TELEPHONE OR VOTE YOUR SHARES BY INTERNET SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

CATALYST SEMICONDUCTOR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 20, 2002

To the Stockholders of Catalyst Semiconductor, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation (Catalyst), will be held on December 20, 2002 at 9:00 a.m., local time, at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089 for the following purposes:

1.	To elect two Class I Directors to serve for a three-year term expiring upon the Annual Meeting of Stockholders next following April 30, 2005 or until such directors’ respective successors are duly elected and qualified.

2.	To approve the restatement of our Stock Option Plan as the 2003 Stock Incentive Plan and the reservation of 1,000,000 shares (in addition to an aggregate of 3,811,250 shares subject to outstanding option grants or available for grant under our preexisting Stock Option Plan) available for issuance under the 2003 Stock Incentive Plan.

3.	To approve the restatement of the 1993 Director Stock Option Plan as the 2003 Director Stock Option Plan.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending April 30, 2003.

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

      The enclosed Proxy Statement (Proxy Statement) more fully describes the foregoing items and business to be conducted at the Annual Meeting.

      The Board of Directors has fixed the close of business on October 24, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

      After careful consideration, the Catalyst Board of Directors recommends a vote in favor of each such proposal.

      After reading the Proxy Statement, please mark, date, sign and return, as soon as possible, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify in writing the Secretary of Catalyst at our principal executive offices, that you wish to vote in person and your proxy will not be voted. Our principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. Your shares cannot be voted unless you sign, date and return the enclosed proxy, or attend the annual meeting in person.

By Order of the Board of Directors

PETER COHN
Secretary

Sunnyvale, California

November 13, 2002

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND IN ANY EVENT NO LATER THAN DECEMBER 13, 2002 IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY ALSO VOTE YOUR SHARES BY FOLLOWING THE “VOTE BY INTERNET” OR “VOTE BY TELEPHONE” INSTRUCTIONS ON YOUR PROXY CARD. IF A QUORUM IS NOT REACHED, WE WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

PROPOSAL 1
PROPOSAL 2
NEW PLAN BENEFITS
PROPOSAL 3
NEW PLAN BENEFITS
PROPOSAL 4
PERFORMANCE GRAPH
INDEPENDENT ACCOUNTANTS
1934 EXCHANGE ACT REPORTS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
OTHER MATTERS
APPENDIX 1
APPENDIX 2

CATALYST SEMICONDUCTOR, INC.

PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 20, 2002

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Catalyst Semiconductor, Inc. (Catalyst, we, us) for use at the Annual Meeting of Stockholders to be held on December 20, 2002 at 9:00 a.m., local time, or at any adjournment thereof (Annual Meeting) for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089.

      We currently anticipate that definitive proxy materials will be released to our stockholders on or about November 15, 2002. No preliminary proxy materials have been or will be released to our stockholders.

Record Date and Voting Securities

      Only stockholders of record at the close of business on October 24, 2002 (Record Date) are entitled to notice of and to vote at the meeting. As of the close of business on October 24, 2002, there were 16,775,848 shares of our Common Stock outstanding and entitled to vote and approximately 155 stockholders of record, including one holder who is a nominee for an undetermined number of beneficial owners.

Revocability of Proxies

      You or such other person as you have authorized to vote your shares may revoke any proxy given pursuant to this solicitation at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of Catalyst at our principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089, or by attending the meeting and voting in person.

Voting Generally; Solicitation

      Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of our directors. You may vote your shares in the following manner:

•	You may vote in person at the meeting;

•	You may vote by mail by signing your proxy card and returning it to Catalyst as instructed on the proxy card;

•	You may vote by telephone by following the “Vote by Telephone” instructions on the proxy card; or

•	You may vote by Internet by following the “Vote by Internet” instructions on the proxy card.

      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

      The cost of soliciting proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by us. In order to assure that a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain of our officers, directors, regular employees and other representatives to solicit proxies by telephone, facsimile, telegraph, electronic means, or in person. These persons will receive no extra compensation for their services. We reserve the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (Votes Cast) with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Catalyst Information

      Our principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. The telephone number of our principal offices is (408) 542-1000. Our web site address is www.catsemi.com.

PROPOSAL 1

ELECTION OF TWO CLASS I DIRECTORS

Nominees

      Our By-Laws provide that the number of directors shall be established by the Board or our stockholders. Our Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Pursuant to our By-Laws, the Board has currently set the number of directors at seven, consisting of three Class I directors, two Class II directors and two Class III directors. Effective at the vote contemplated by this Proposal 1, the total number of directors will be reduced to six and the number of Class I directors will be reduced to two. These two Class I directors are to be elected at the Annual Meeting and will hold office until the Annual Meeting next following the fiscal year ending April 30, 2005 or until their successors have been duly elected and qualified. The terms of the Class II and Class III directors will expire at the Annual Meeting of Stockholders next following the fiscal year ending April 30, 2003 and April 30, 2004, respectively.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, each of whom is currently a director. In the event that one of our nominees becomes unable or declines to serve as director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. We do not expect that the nominees listed below will be unable or will decline to serve as a director.

Information with Respect to Nominees and Continuing Directors

      Set forth below are the names of, and certain information as of November 15, 2002 about, the nominees for and current Class I directors and the current Class II and Class III directors with unexpired terms.

Name	Age	Principal Occupation

Nominees for Class I Directors
Henry C. Montgomery	66	Chairman of the Board of Montgomery Financial Services Corporation and Chairman of the Board of Catalyst Semiconductor, Inc.
Gelu Voicu	53	President and Chief Executive Officer of Catalyst Semiconductor, Inc.

Continuing Class II Directors
Cynthia M. Butitta	47	Chief Operating Officer and Chief Financial Officer of Telik, Inc.
Glen G. Possley	62	Managing General Partner, Glen-Ore Associates

Continuing Class III Directors
Lionel M. Allan	59	Chairman of Allan Advisors, Inc.
Roland Duchâtelet	55	Chairman of the Board, Elex NV; Chairman of Melexis NV

      Except as indicated below, each director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any of our directors or executive officers.

      Henry C. Montgomery has served as a director since July 2000 and has served as the Chairman of our Board of Directors since August 2002. Mr. Montgomery previously served as a member of our Board of Directors from 1990 to 1995. Since 1980, Mr. Montgomery has been and continues to serve as the Chairman of the Board of Montgomery Financial Services Corporation, a management consulting and financial services firm, which has assisted companies in transition or that are financially troubled from time to time. From January 2000 to March 2001, Mr. Montgomery served as Executive Vice President, Finance and Administration and Chief Financial Officer of Indus International, Inc., a public company engaged in enterprise asset management systems. From May to September 1999 he served as interim Executive Vice President of Finance and Administration and currently serves on the board of directors at Spectrian Corporation, a public company engaged in making cellular base station power amplifiers and power transistors. From November 1996 through July 1997, Mr. Montgomery served as Executive Vice President of SyQuest Technology, Inc., a public company engaged in the development, manufacture and sale of computer hard drives. On November 17, 1998, SyQuest filed a petition under Chapter 11 of the U.S. Bankruptcy Code. From March 1995 to November 1996, Mr. Montgomery served as President and Chief Executive Officer of New Media Corporation, a privately-held company engaged in developing, manufacturing and selling PCMCIA cards for the computer industry. On October 14, 1998, New Media filed a petition under Chapter 11 of the U.S. Bankruptcy Code. Mr. Montgomery served as a director of Consolidated Freightways Corporation, a public company in the trucking industry from February 2001 through November 9, 2002. Mr. Montgomery also serves as a director of Swift Energy Company, a publicly owned independent oil and gas company. He holds a BA in Economics from Miami University in Oxford, Ohio.

      Gelu Voicu has served as a director since October 2002. Mr. Voicu has served as our President and Chief Executive Officer since October 2002. Mr. Voicu served as our Executive Vice President and Chief Operating Officer from August 2002 through October 2002, and as our Vice President of Engineering and Manufacturing from April 1998 to August 2002. Mr. Voicu has previously served us as flash product line director and manager of product engineering since joining Catalyst in 1993. Prior to joining us, Mr. Voicu was with Cypress Semiconductor, Inc., a semiconductor company, most recently as senior product engineer. Mr. Voicu holds an MS degree in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

      Cynthia M. Butitta has served as a director since June 2000. Ms. Butitta is currently the Chief Operating Officer and Chief Financial Officer of Telik, Inc., a biopharmaceutical company, positions she has held since March 2001. Ms. Butitta has served as Telik’s Chief Financial Officer since August 1998. From September 1997 through February 2001, Ms. Butitta also provided financial consulting services as a partner in Altair Capital Associates LLC, which she co-founded in November 1998, and Butitta Consulting Services LLC, which she founded in September 1997. From December 1995 until September 1997, Ms. Butitta was Vice President of Finance and Administration and Chief Financial Officer for Connetics, Inc., a biotechnology company. From June 1994 until December 1995, she was Vice President of Finance and Administration and Chief Financial Officer for InSite Vision, Inc., a biotechnology company. Ms. Butitta holds a BS in Business and Accounting from Edgewood College in Madison, Wisconsin and a MBA from the University of Wisconsin, Madison.

      Dr. Glen G. Possley has served as a director since July 2000 and as our lead director from May 2001 through August 2002. He is currently a managing general partner at Glen-Ore Associates. From January 1998 through January 2000, Dr. Possley was a partner at International Technology Ventures and N-Able Group. From June 1994 to December 1997, Dr. Possley was President of SubMicron Technology, Inc., a semiconductor company. From April 1992 to May 1994, he was Senior Vice President of Manufacturing at Ramtron International, a semiconductor company. Dr. Possley is currently a director of Novellus Systems, Inc., a semiconductor company. He received a BS in Mathematics from Western Illinois University and a PhD in Physical Chemistry from the University of Kentucky.

      Lionel M. Allan has served as a director since August 1995. Mr. Allan is Chairman of Allan Advisors, Inc., a legal and corporate governance consulting firm that he founded in 1992. Mr. Allan is also a director of KTEH Public Television Channel 54, in San Jose, California and is a director of Accom, Inc., a digital video systems company. Mr. Allan is a past director of Global Motorsport Group, Inc. (formerly known as Custom Chrome, Inc.) and is also a director of several privately held corporations. Mr. Allan received an AB from the University of Michigan and a JD from Stanford University.

      Roland M. Duchâtelet has served as a director since September 1999. From September of 1989 to present, Mr. Duchâtelet has served as Chairman of Elex NV, a holding company in Belgium which owns 4,000,000 shares of our Common Stock representing approximately 24% of our outstanding Common Stock. Additionally, Mr. Duchâtelet serves as Chairman of the Board of Directors of Melexis NV, a position he has held since May of 1994 and is also a director of EPIQ NV. Mr. Duchâtelet holds a BS in Applied Economic Sciences, a MBA and a PhD in Electronic Engineering, each from the University of Leuven, Belgium.

Board Meetings and Committees

      Our Board of Directors held a total of ten meetings during the period from May 1, 2001 to April 30, 2002 (Fiscal 2002) and took no action by unanimous written consent during this period. The Board of Directors has an Audit Committee, a Compensation Committee and a Non-Section 16 Option Committee.

      The Audit Committee consists of Ms. Butitta and Messrs. Montgomery and Possley. Pursuant to its written charter, the Audit Committee is charged with retaining our independent accountants, reviewing our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The Audit Committee held four meetings during the last fiscal year. The members of our Audit Committee are independent (as independence is defined in Rule 4200 (a)(15) of the National Association Of Securities Dealers’ listing standards).

      The Compensation Committee consists of Messrs. Allan and Possley and Ms. Butitta. The Compensation Committee is responsible for reviewing and approving our compensation policies and the compensation paid to executive officers. The Compensation Committee held four meetings during the last fiscal year.

      The Non-Section 16 Option Committee, which may make grants of up to 50,000 shares to persons who are not executive officers or directors, consisted of Mr. Radu M. Vanco during the last fiscal year. During the last fiscal year, the Non-Section 16 Option Committee acted by written consent on one occasion. In October 2002, Mr. Voicu was appointed to the Non-Section 16 Option Committee.

      No incumbent director except for Ms. Butitta attended fewer than 75% of the meetings of the Board of Directors and of the committees on which they served and that were held during the period they were a director during Fiscal 2002.

      In addition to serving on the Audit and Compensation Committees, Dr. Possley, a non-employee director, served as the lead independent director of the Board from May 2001 through August 2002. The responsibilities of the lead independent director included, among other things, assisting the Chairman of the Board with certain Board-related matters, and acting, as necessary, as the principal liaison between the independent directors and the Chairman of the Board. Dr. Possley resigned as lead independent director in August 2002 upon the appointment of Mr. Montgomery, an independent director, as Chairman of the Board.

Compensation of Directors

      During the first two quarters of Fiscal 2002, our non-employee directors, consisting of Messrs. Allan, Duchâtelet, Montgomery and Possley and Ms. Butitta, each received quarterly fees in an amount equal to $6,250 for each quarter in which they attended a Board meeting (with the exception of our lead independent director, Mr. Possley, who received a fee in the amount of $12,500 per quarter), plus $2,500 per each Board meeting attended and $1,000 for each committee meeting attended which was scheduled on a date other than a Board meeting date. During the third and fourth quarters of Fiscal 2002, the Board changed the director fees to a flat fee of $7,500 per quarter (with the exception of the lead independent director fee which was $13,750 per quarter). Upon the appointment of Mr. Montgomery as Chairman of the Board, Mr. Possley resigned as lead director. As Chairman of the Board, Mr. Montgomery will receive a fee of $13,750 per quarter. Our directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

      Each of our non-employee directors is entitled to participate in our 1993 Director Stock Option Plan (Director Option Plan) under which our non-employee directors receive automatic annual grants of options to purchase our Common Stock. Each of our non-employee directors received a grant of an option to purchase 15,000 shares on May 1, 2001 under the Director Option Plan and each such director was also granted an option to purchase 10,000 shares of our Common Stock on May 3, 2001 pursuant to our 1998 Special Equity Incentive Plan. Additionally, on September 27, 2001, each non-employee director was granted an option to purchase 50,000 shares of our Common Stock pursuant to the 1998 Special Equity Incentive Plan, which options were granted in lieu of the automatic annual grant that each such director would have received on May 1, 2002 under the Director Option Plan. All options granted prior to May 1, 2000 under the Director Option Plan vest one-third of the total grant on each of the first three anniversaries of the date of grant and terminate five years from the date of grant, unless terminated sooner upon termination of the optionee’s service as a director or otherwise pursuant to the Director Option Plan. Grants made under the Director Option Plan subsequent to May 1, 2000 vest monthly over thirty-six months and terminate ten years from the date of grant unless terminated sooner upon termination of the optionee’s service as a director or otherwise pursuant to the Director Option Plan. The grants made on September 27, 2001 from the 1998 Special Equity Incentive Plan vested one-third immediately, with the balance vesting monthly over the ensuing 36 months, contingent on continued Board service. Under the terms of our Director Option Plan and pursuant to Change of Control Agreements entered into or to be entered into with our non-employee directors, all outstanding options (under the Director Option Plan, the 1998 Special Equity Incentive Plan or otherwise) that are unvested on the date of a change of control will automatically vest fully and remain exercisable for a period of three years following the change of control. Subject to stockholder approval, the Director Option Plan is being restated as the 2003 Director Stock Option Plan, the terms of which are fully described under Proposal 3 and a copy of which is attached as an appendix to this Proxy Statement.

Vote Required for Election

      The election of the Class I directors requires a plurality vote of the shares present in person or represented by proxy.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CLASS I DIRECTOR NOMINEES SET FORTH HEREIN.

PROPOSAL 2

APPROVAL OF THE RESTATEMENT OF OUR STOCK OPTION PLAN

AS THE 2003 STOCK INCENTIVE PLAN AND THE RESERVATION OF
1,000,000 SHARES (IN ADDITION TO AN AGGREGATE OF 3,811,250
SHARES SUBJECT TO OUTSTANDING OPTION GRANTS AND
AVAILABLE FOR GRANT UNDER OUR PREEXISTING STOCK OPTION PLAN)
AVAILABLE FOR ISSUANCE UNDER THE 2003 STOCK INCENTIVE PLAN

      At the 2002 Annual Meeting, our stockholders are being asked to approve the restatement of our Stock Option Plan (Stock Option Plan or the Predecessor Plan) as the 2003 Stock Incentive Plan (2003 Plan). The 2003 Plan is the successor to the Stock Option Plan. Because the Stock Option Plan would otherwise expire on its terms on December 31, 2002, on November 12, 2002, the Board approved the restatement of the Predecessor Plan as the 2003 Plan and the reservation of 1,000,000 shares (in addition to an aggregate of 3,811,250 shares subject to outstanding option grants or available for grant under the Predecessor Plan pool) for issuance under the 2003 Plan. Pursuant to Section 162(m) of the Internal Revenue Code (Code) and the listing requirements of Nasdaq, the material terms of the 2003 Plan are subject to the approval of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the 2002 Annual Meeting.

Purpose of the 2003 Plan

      The 2003 Plan is intended to promote our success by providing a vehicle under which a variety of stock-based incentive awards can be granted to our employees, consultants and directors, including directors who are not our employees or employees of any of our affiliates (non-employee directors). In the event that stockholder approval of the material terms of the 2003 Plan is not obtained, Catalyst may be limited in its ability to grant sufficient equity incentives to attract and retain employees, consultants and directors.

Description of the 2003 Plan

      The following paragraphs provide a summary of the principal features of the 2003 Plan as submitted for approval and its operation. This summary is qualified in its entirety by reference to the text of the 2003 Plan, which is attached as Appendix 1 to this Proxy Statement. Awards granted under the Predecessor Plan will continue to be subject to the terms of the Predecessor Plan.

General

      The 2003 Plan provides for the award of stock options, stock appreciation rights (SARs) and restricted stock (collectively, Awards) to eligible 2003 Plan participants. The stock subject to the 2003 Plan is our Common Stock. The maximum number of shares of our Common Stock initially available for Awards under the 2003 Plan will be 4,811,250 (subject to adjustment for stock splits and certain other events) which includes both shares subject to awards under the Predecessor Plan and shares available for future awards under the Predecessor Plan. In addition to the initial reservation, at the beginning of our fiscal year beginning after your approval of the 2003 Plan, the number of shares available for Awards under the 2003 Plan will increase automatically by the lesser of (a) 1,000,000; (b) 5% of the outstanding shares of our Common Stock as of the last day of the prior fiscal year; or (c) such lesser number of shares determined by the Board. The number in (a) will be subject to adjustment for stock splits and similar events. If Awards (or existing awards under the Predecessor Plan) terminate for any reason prior to exercise, the shares will be available for grant pursuant to future Awards. Only the number of shares actually issued pursuant to Awards will reduce the number of shares available for issuance under the 2003 Plan. As of October 31, 2002, 3,270,078 shares were subject to awards under the Predecessor Plan and 541,172 shares remained available for future grant. As of October 31, 2002, the fair market value of shares subject to outstanding awards was approximately $2.25 per share, based upon the closing price of the Common Stock as reported on the Nasdaq SmallCap Market for such date.

Administration of the 2003 Plan

      The 2003 Plan will generally be administered by the Compensation Committee (for purposes of this Proposal 2 only, the Committee) of the Board. Subject to the terms of the 2003 Plan and to final approval by the Board, the Committee has the discretion to make recommendations as to the employees, directors and consultants who shall be granted Awards, the size and types of such Awards, and the terms and conditions of such Awards. The Board may delegate its authority to grant and administer Awards to one or more directors, but only the Board of Directors can make Awards to participants who are subject to Section 16 of the Securities Exchange Act of 1934. The Board serves as the 2003 Plan administrator with respect to all Awards to non-employee directors.

Eligibility to Receive Awards

      Our employees, directors and consultants (including non-employee directors) and those employees, directors and consultants of our affiliates are eligible to receive one or more Awards. The actual number of Awards that will be granted to particular individuals under the 2003 Plan cannot be determined since participation is at the discretion of the Committee. As of November 12, 2002, we (including our affiliates) had approximately 78 employees, directors and consultants who would be eligible to receive Awards under the

2003 Plan. The following table sets forth information concerning awards made in Fiscal 2002 under the Predecessor Plan. This information may not be indicative of future Awards under the 2003 Plan.

NEW PLAN BENEFITS

Name and Position	Number of Shares

Radu M. Vanco, President, Chief Executive Officer and Chairman of the Board(1)	300,000
Gelu Voicu, Vice President, Product Engineering and Manufacturing	120,000
Thomas E. Gay III, Vice President, Finance and Administration and Chief Financial Officer	80,000
Irvin W. Kovalik, Vice President, Sales	80,000
Barry Wiley, Vice President, Marketing	60,000
All Executive Officers as a Group	840,000
All Non-Executive Directors as a Group	0
All Non-Executive Officer Employees as a Group	803,500

(1)	Mr. Vanco left our employment effective August 21, 2002. Vesting of the options received by Mr. Vanco pursuant to this grant ceased upon his termination of employment and all unvested portions of the grant (and all vested options which were not exercised within 30 days from the date of his termination) were returned to the Stock Option Plan.

Options

      The Committee may grant nonstatutory stock options, incentive stock options (which are entitled to favorable tax treatment), or a combination thereof under the 2003 Plan. The number of shares of our Common Stock covered by each option granted to a participant will be determined by the Committee, but during any fiscal year, no participant may be granted options or SARs covering more than 500,000 shares. This limit is subject to adjustment for stock splits and similar events.

      The exercise price of our shares of Common Stock subject to each stock option is established by the Committee. To the extent required by applicable laws, the exercise price cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by an incentive stock option (110% of fair market value if on the grant date the participant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). Substitute options may be granted with an exercise price that is less than fair market value to participants who receive such options in connection with a corporate reorganization. Also, under the Internal Revenue Code, the aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000.

      The exercise price of each option must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of our Common Stock that are already owned by the participant, or by any other means which the Committee determines to be consistent with the purpose of the 2003 Plan. Any taxes required to be withheld must be paid by the participant at the time of exercise.

      Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee but generally not later than 10 years after the date of grant. The Committee may extend the maximum term of any option granted under the 2003 Plan.

Stock Appreciation Rights

      The Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option. The number of shares covered by each SAR will be determined by the Committee. Upon exercise of a SAR, the participant will receive payment from us in an amount determined by multiplying: (1) the difference between the fair market value of a share of our Common Stock on the date of exercise over the grant price (fair market value of a share on the grant date), times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of our Common Stock, as determined by the Committee. SARs are exercisable at the times and on the terms established by the Committee.

Restricted Stock

      Stock grants are shares of our Common Stock that may vest in accordance with terms and conditions established by the Committee. The number of shares of each stock grant awarded to a participant will be determined by the Committee, but during our fiscal year no participant may be granted more than 500,000 shares in the form of restricted stock (subject to adjustment for stock splits and certain other events).

      In determining whether a stock grant should be awarded, and the vesting schedule for an award, the Committee may impose whatever conditions to the grant or to vesting as it determines to be appropriate.

Nontransferability of Awards

      Unless the individual Award agreement provides otherwise, Awards granted under the 2003 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Tax Aspects

      A recipient of a stock option or SAR generally will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (appreciation value) on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

      The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale or other disposition exceeds the option price.

      Unless the participant elects to be taxed at the time of receipt of restricted stock, the participant will not have taxable income upon the receipt of the Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash received at the time of vesting.

      At the discretion of the Committee, the 2003 Plan allows a participant to satisfy the minimum tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares of Common Stock withheld, or by delivering to Catalyst already-owned shares, having a value equal to the amount required to be withheld.

      We will be entitled to a tax deduction in connection with an Award under the 2003 Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by the Code Section 162(m) rules, including the establishment of a maximum number of shares with respect to which options or SARS may be granted to any one employee during one year. The 2003 Plan has been designed to permit the Committee to grant Awards which satisfy the requirements of Code Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such Awards.

      THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON CATALYST. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

Amendment and Termination of the 2003 Plan

      The 2003 Plan will terminate 10 years from its adoption by the Board. The Board generally may amend or terminate the 2003 Plan at any time and for any reason.

Required Approval

      The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this Proposal 2 is required to approve the proposed restatement of the Stock Option Plan as the 2003 Stock Incentive Plan. In the event that stockholder approval of the 2003 Plan is not obtained, awards previously granted will remain valid and outstanding and Catalyst may continue to make additional awards under the Predecessor Plan until its termination on December 31, 2002, but thereafter we will be unable to grant equity incentives to attract and retain qualified employees and others.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESTATEMENT OF OUR STOCK OPTION PLAN AS THE 2003 STOCK INCENTIVE PLAN AND THE RESERVATION OF 1,000,000 SHARES (IN ADDITION TO AN AGGREGATE OF 3,811,250 SHARES SUBJECT TO OUTSTANDING OPTION GRANTS OR AVAILABLE FOR GRANT UNDER OUR PREEXISTING STOCK OPTION PLAN) AVAILABLE FOR ISSUANCE UNDER THE 2003 STOCK INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF THE RESTATEMENT OF

THE 1993 DIRECTOR STOCK OPTION PLAN AS THE
2003 DIRECTOR STOCK OPTION PLAN

      At the 2002 Annual Meeting, stockholders are being asked to approve the restatement (Director Plan Restatement) of the Catalyst Semiconductor, Inc. 1993 Director Stock Option Plan (1993 Director Plan) as the 2003 Director Stock Option Plan (Director Option Plan), effective upon the expiration of the 1993 Director Stock Option Plan on April 30, 2003. This proposal does not include an increase to the number of shares reserved for issuance under the 1993 Director Plan.

Purpose of the Director Option Plan

      The purpose of the Director Option Plan is to attract and retain highly qualified persons to serve as outside directors of Catalyst.

Description of the Director Option Plan

      The following paragraphs provide a summary of the principal features of the Director Option Plan as submitted for approval and its operation. This summary is qualified in its entirety by reference to the text of the Director Option Plan, which is attached as Appendix 2 to this Proxy Statement. Awards granted under the 1993 Director Plan will continue to be subject to the terms of the 1993 Director Plan.

General

      The Director Option Plan provides for the grant of options to directors who are not employees of Catalyst. The aggregate number of shares reserved for issuance under the Director Option Plan equals the number of shares subject to existing options and available for the future grant of options under the 1993 Director Plan.

      The 1993 Director Plan was originally adopted by the Board of Directors in October 1991, approved by the stockholders in May 1993 and subsequently amended. On November 12, 2002, the Board of Directors approved the Director Plan Restatement, subject to approval by our stockholders. The restatement is necessitated by the expiration of the 1993 Director Plan by its terms on April 30, 2003. The stockholders are being asked to approve the Director Plan Restatement at the 2002 Annual Meeting.

      A total of up to 598,006 shares of Common Stock have been reserved for issuance pursuant to the Director Option Plan. As of October 31, 2002, options for 205,501 shares were outstanding under the 1993 Director Plan and 392,505 shares remained available for future grants under the 1993 Director Plan. Shares not purchased under an option granted under the 1993 Director Plan prior to its expiration will be available for future option grants under the Director Option Plan. As of October 31, 2002, the fair market value of shares subject to outstanding 1993 Director Plan options was approximately $2.25 per share, based upon the closing price of the Common Stock as reported on the Nasdaq SmallCap Market for such date.

      Employees and employee directors are ineligible to participate in the Director Option Plan (other than with respect to options granted to them under the Director Option Plan prior to commencement of employment with Catalyst). The following table sets forth information concerning awards made in Fiscal 2002 under the 1993 Director Option Plan. This information may not be indicative of the exact number of options to be granted in the future under the Director Option Plan.

NEW PLAN BENEFITS

Name and Position	Number of Shares

Radu M. Vanco, President, Chief Executive Officer and Chairman of the Board(1)	0
Gelu Voicu, Vice President, Product Engineering and Manufacturing	0
Thomas E. Gay III, Vice President, Finance and Administration and Chief Financial Officer	0
Irvin W. Kovalik, Vice President, Sales	0
Barry Wiley, Vice President, Marketing	0
All Executive Officers as a Group	0
All Non-Executive Directors as a Group(2)	75,000
All Non-Executive Officer Employees as a Group	0

(1)	Mr. Vanco left our employment effective August 21, 2002.

(2)	Each non-executive director also received grants of options to purchase 60,000 shares of our Common Stock during Fiscal 2002 pursuant to our 1998 Special Equity Incentive Plan which grants are not reflected in this table.

      See “— Eligibility” below for a description of the basis upon which stock options are granted under the Director Option Plan.

Administration

      The Director Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provisions of the Director Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Option Plan.

Eligibility

      The Director Option Plan provides for the grant of nonstatutory options to our non-employee directors. Each such director is granted an option to purchase 30,000 shares of Common Stock (Initial Option) on the date on which such person first becomes a director, whether through election by the stockholders of Catalyst or appointment by the Board of Directors to fill a vacancy. Thereafter, on May 1 of each year, each non-employee director is granted an option to purchase 15,000 shares of Common Stock (Subsequent Option) if, on such date, he or she has served on our Board for at least six months.

      Except for automatic option grants under the Director Option Plan, non-employee directors will not be eligible to receive any additional option grants or stock issuances under the Director Option Plan. The Director Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares which may be included in any grant and the method of making a grant. Catalyst currently has six non-employee directors.

Terms of Options

      Options granted under the Director Option Plan have a term of ten years. Each option is evidenced by an option agreement between us and the director to whom such option is granted and is subject to the following additional terms and conditions:

      (a) Exercise of the Option: All options granted under the Director Option Plan are fully vested on the date of grant. Options granted under the Director Option Plan are exercised by giving written notice of exercise to Catalyst, specifying the number of full shares of Common Stock to be purchased and tendering payment to Catalyst of the purchase price. Payment for shares issued upon exercise of an option may consist, to the extent allowed by applicable law, of cash, check, an exchange of shares of Catalyst Common Stock, which have been held for at least six months, through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares with sale proceeds used to satisfy the option price payable for the purchased shares, or a combination thereof.

      (b) Option Price: The option price is determined by the Board of Directors and under the Director Option Plan is 100% of the fair market value of our Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of our Common Stock on the Nasdaq SmallCap Market on the date of grant, or if not a market trading day, on the last market trading day prior to the date of grant.

      (c) Termination of Status as a Director: The Director Option Plan provides that if an optionee ceases to serve as a director of Catalyst for any reason other than death or disability, options may be exercised within six months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination but in no event may an option be exercised after its expiration date.

      (d) Death: If an optionee should die while serving as a director of Catalyst, the option may be exercised at any time within one year after death but only to the extent that the options were exercisable as of the date of death but in no event after the expiration date of the option.

      (e) Disability: If an optionee is unable to continue his or her service as a director of Catalyst as a result of his or her total and permanent disability, the option may be exercised at any time within six months of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination. In no event may an option be exercised after its termination date.

      (f) Termination of Options: Currently, no option is exercisable by any person after the expiration of ten years from the date the option was granted.

      (g) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable only by the optionee or a permitted transferee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

      (h) Change of Control: In the event of a merger or consolidation of Catalyst with or into another corporation involving a change of control of Catalyst, sale of all or substantially all of the assets of Catalyst, or a change of half of the incumbent directors following any single meeting of stockholders, each option shall be assumed by the successor corporation, as applicable, and will remain exercisable until the earlier of three years after the change of control or the expiration of the option’s term.

      (i) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the Board of Directors.

Adjustment Upon Changes In Capitalization

      In the event any change is made in our capitalization such as a stock split, reverse stock split, recapitalization, stock dividend or other change in capital structure, an appropriate adjustment shall be made in the number and class of shares of stock subject to the Director Option Plan, the option price and in the number of shares subject to each option.

Amendment and Termination

      The Board of Directors may amend the Director Option Plan from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any prior grant without his or her consent. In addition, Catalyst shall obtain stockholder approval of any amendment to the Director Option Plan in such a manner and to the extent necessary to comply with applicable laws or regulations. In any event, the Director Option Plan will terminate on November 11, 2012, the date that is ten years following the date that the Director Plan Restatement is adopted by the Board.

Tax Information

      Options granted under the Director Option Plan are nonstatutory stock options. Under U.S. tax laws an optionee generally will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price.

      Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Under U.S. tax laws capital gain is fully included in gross income. Capital losses are allowed in full against capital gains plus $3,000 of other income. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income under U.S. tax laws with respect to shares acquired upon exercise of a nonstatutory option.

      THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON CATALYST. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

Vote Required

      The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this Proposal 3 is required to approve the proposed restatement of the 1993 Director Plan as the Director Option Plan. In the event that stockholder approval of this restatement is not obtained, awards previously granted will remain valid and outstanding and additional awards may be granted under the 1993 Director Plan until its termination on April 30, 2003.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN AS THE 2003 DIRECTOR STOCK OPTION PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit our financial statements for the year ending April 30, 2003, and the Board of Directors recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives also are expected to be available to respond to appropriate questions from stockholders. The Board of Directors believes that reappointing PricewaterhouseCoopers LLP is in our best interest.

Vote Required

      The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this Proposal 4 is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of November 12, 2002 by:

•	each person known by us to beneficially own more than 5% of our outstanding Common Stock;

•	each of our Named Officers (as defined below);

•	each of our directors; and

•	all of our executive officers and directors as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. All shares of Common Stock subject to options exercisable within 60 days following November 12, 2002 are deemed to be outstanding and beneficially owned by the persons holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated the address for each person listed as a director or officer is c/o Catalyst Semiconductor, Inc., 1250 Borregas Avenue, Sunnyvale, California 94089. Unless otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Percentage of beneficial ownership prior to this offering is based on 16,775,848 shares of Common Stock outstanding as of November 12, 2002.

	Shares Beneficially
	Owned

	Number	Percent
Name and Address of Beneficial Owner	of Shares	of Total

5% Stockholders:
Elex NV	4,000,000	23.8%
Transportstraat 1 B 3980 Tessenderlo, Belgium
Executive Officers and Directors:
Roland Duchâtelet(1)(2)	4,069,443	24.2
Radu M. Vanco(1)	703,468	4.2
Gelu Voicu(1)	448,971	2.6
Thomas E. Gay III(1)	354,614	2.1
Irvin W. Kovalik(1)	204,614	1.2
Barry Wiley(1)	159,915	*
Lionel M. Allan(1)	121,945	*
Henry C. Montgomery(1)	74,243	*
Cynthia Butitta(1)	64,443	*
Glen G. Possley(1)	64,443	*
All current directors and executive officers as a group (12 persons)(3)	6,412,974	35.2%

*	Percentage of shares beneficially owned is less than one percent of total.

(1)	Includes shares issuable upon exercise of stock options as of November 12, 2002 or within 60 days thereafter as follows: Mr. Duchâtelet — 69,443; Mr. Vanco — 0; Mr. Voicu — 234,925; Mr. Gay — 334,614; Mr. Kovalik — 204,614; Mr. Wiley — 159,915; Mr. Allan — 121,945; Mr. Montgomery — 64,443; Ms. Butitta — 64,443; and Mr. Possley — 64,443.

(2)	Includes 4,000,000 shares held by Elex NV of which Mr. Duchâtelet is a controlling person. Mr. Duchâtelet disclaims beneficial ownership as to such shares.

(3)	Includes 1,465,660 shares issuable upon exercise of stock options as of November 12, 2002 or within 60 days thereafter, held by Messrs. Vanco, Allan, Possley, Montgomery, Voicu, Gay, Kovalik,

Duchâtelet, and Wiley and Ms. Butitta, each as described in Note 1 above, 96,875 shares with respect to Mr. Sorin Georgescu, our Vice President, Technology, and 50,000 shares with respect to Mr. George Smarandoiu, our Vice President, Design.

Equity Compensation Plan Information

      The following table provides information as of April 30, 2002 about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, including the Stock Option Plan, the 1993 Director Option Plan, the 1998 Special Equity Incentive Plan (1998 Plan) and our Employee Stock Purchase Plan (ESPP).

		(b)	(c)
	(a)		Number of Securities Remaining
	Number of Securities to be		Available for Future Issuance
	Issued Upon Exercise of	Weighted-Average Exercise	Under Equity Compensation
	Outstanding Options,	Price of Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity Compensation Plans Approved by Stockholders	5,167,478	$2.776	1,488,881 (1)
Equity Compensation Plans Not Approved by Stockholders	0 (2)	0.00	0
TOTAL:	5,167,478		1,488,881

(1)	Includes 392,505 shares remaining for issuance pursuant to options under the 1993 Director Option Plan, 468,496 shares remaining for issuance pursuant to options and stock purchase rights under the Stock Option Plan, 107,709 shares remaining for issuance pursuant to options, stock appreciation rights, stock purchase rights and long-term performance awards under the 1998 Plan and 520,171 shares remaining for issuance under the ESPP. The ESPP was suspended in 1998 when Catalyst was de-listed from the Nasdaq National Market. The number of shares available for issuance was increased by stockholder approval on August 2, 2000 in connection with our application for re-listing on the National Market and we anticipate re-activating the ESPP at such time as we are able to achieve re-listing on the Nasdaq National Market.

(2)	We do not have any compensation plans under which equity securities are authorized for issuance which have not been approved by our stockholders.

Changes in Control

      We entered into severance agreements with each of our executive officers as follows: Mr. Gay in June 1998, Mr. Kovalik in May 1999, Mr. Wiley in September 1999, Mr. Voicu in April 2001, Mr. Sorin Georgescu, our Vice President of Technology in November 2001 and George Smarandoiu, our Vice President, Design in October 2002. The severance agreements with Messrs. Gay, Kovalik and Wiley were extended through the end of April 2003 pursuant to an Extension to Severance Agreement entered into with each such officer effective as of February 2002. The agreements with Messrs. Georgescu and Smarandoiu will expire at the end of April 2003 as well, and the agreement with Mr. Voicu expires in April 2004. These agreements entitle such officers to certain severance payments in the event of a termination as a result of a merger, sale or change in ownership of Catalyst (Change of Control) and certain other benefits upon any involuntary termination by us without cause (Involuntary Termination). Pursuant to the terms and conditions of the employment and severance agreements described above, such individuals will receive the following benefits:

(a) Mr. Voicu — for an Involuntary Termination following a Change of Control he shall receive a severance payment equal to one hundred percent (100%) of his current compensation (base salary plus bonus accrued in the year of termination); and all unvested stock options become immediately vested and remain exercisable for a period of three years following such termination; for an Involuntary Termination apart from a Change of Control he shall receive a severance payment equal to fifty percent (50%) of his current compensation; and all vested stock options remain exercisable for a period of one year following such Involuntary Termination (or his death); and

(b) Messrs. Gay, Georgescu, Kovalik, Wiley and Smarandoiu — for an Involuntary Termination following a Change of Control, each shall receive a severance payment equal to fifty percent (50%) of his annual salary and all unvested stock options become immediately vested and remain exercisable for a period of three years following such termination; for an Involuntary Termination apart from a Change of Control each shall receive a severance payment equal to twenty-five percent (25%) of his annual salary and all vested stock options remain exercisable for a period of one year following such Involuntary Termination (or his death).

For the purposes of determining the severance payments described above, salary is generally defined as the annual salary payable to an officer for the fiscal year in which such officer’s termination occurs plus any guaranteed bonus. See also “Compensation of Directors” above for information regarding the acceleration of vesting our non-employee directors will be entitled to receive upon a Change in Control.

Certain Relationships and Related Transactions

      During the fourth quarter of fiscal 2000, we began taking delivery of wafers fabricated at X-fab Texas, Inc. (Xfab), a wholly owned subsidiary of Elex NV, a Belgian holding company that owns approximately 24% of the outstanding shares of our Common Stock as of November 12, 2002. Mr. Roland Duchâtelet, the Chairman and CEO and a major stockholder of Elex NV, has served as a member of our Board of Directors since 1999. The wafers provided by Xfab supplement the same designs fabricated at Oki Semiconductor in Japan, our principal wafer fab since 1985. Other than purchase orders currently open with Xfab, there is no purchasing agreement in place with Xfab. Each purchase order remains open until the wafers are delivered, which is generally within two months of placement of the order, although in the case of one particular wafer design, the purchase order calls for monthly deliveries over a one year period at a set price for each wafer delivered. The prices of wafers purchased from Xfab are determined by periodic negotiations with the management of Xfab and compared to quotes obtained from other prospective wafer fabricators and pricing surveys published by various industry trade organizations. During the fiscal year ended April 30, 2002, our purchases from Xfab totaled $1,208,000. As of October 31, 2002, the total amount owed Xfab was $84,000.

      On April 25, 2002, we completed the purchase of a total of 1,500,000 shares of our Common Stock (Repurchased Shares) from Elex NV in a private transaction at a price per share of $3.1255 or an aggregate purchase price of $4,688,250. This sale was effectuated pursuant to a Stock Transfer Agreement dated April 19, 2002 between Elex and Catalyst. The price for the Repurchased Shares was determined at a 5% discount to the closing price of our Common Stock on April 19, 2002, the date we agreed to make such repurchase. For additional information regarding this transaction, please refer to our Report on Form 8-K (SEC File No. 0-21488) filed with the SEC on April 30, 2002.

      We have had an informal arrangement since 1995 to obtain engineering services from Lxi Corporation, a California corporation (Lxi), a provider of engineering services through Essex com SRL (Essex), its wholly owned subsidiary in Romania. Officers of Catalyst, Messrs. Voicu and Gay own approximately 3% and 1%, respectively, of Lxi. Messrs. Voicu and Gay have agreed to divest themselves of their holdings of Lxi in the next 90 days following the date of the Proxy Statement. Neither of Messrs. Voicu or Gay received any payments from Essex or Lxi during the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000. Mr. Gay is presently a director of Lxi, but plans to resign at such time as he divests his holdings of Lxi. The number of full-time engineers we use is dependent upon the scope and number of R&D projects we have in process at a given time. For example, during the month of July 2002, Essex employed the equivalent of approximately 14 full-time engineers to perform the services on our behalf. These services relate to key development projects of Catalyst including development, design, layout and test program development services. Catalyst does not have any contractual commitment to obtain these services from Lxi, nor does Lxi have any obligation to provide these services to us. During the fiscal year ended April 30, 2002 we recorded $852,000 of engineering fees from Lxi for engineering design services provided to us by Lxi. As of October 31, 2002 the total amount owed to Lxi was $75,000.

      For information regarding the employment and severance agreements we have entered into with certain of our executive officers please refer to “Changes in Control” above.

      Mr. Allan serves as a consultant to us through his consulting company, Allan Advisors, Inc., which received consulting fees of $8,333 per month throughout Fiscal 2002. Pursuant to the Extension of Consulting Agreement, entered into between us and Mr. Allan, effective as of June 7, 2001, we extended the term of the consulting agreement to August 14, 2003. Mr. Allan has informed Catalyst that he does not intend to renew his Consulting Agreement upon its expiration in August 2003. Mr. Allan’s consulting agreement calls for acceleration of all unvested options granted to him upon a change of control of Catalyst and all such options will remain exercisable for a three year period following the change of control event.

      Our Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. Our By-Laws also provide that we will indemnify our directors, officers, employees and agents in such circumstances. In addition, we have entered into separate indemnification agreements with our officers and directors that may require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Section 16(a) Beneficial Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act) requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (SEC). Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year ended April 30, 2002, all such reports were timely filed. Again based solely on our review of copies of such forms received by us, we believe that all filing requirements applicable to our officers, directors and ten percent stockholders have been complied with.

Executive Compensation

      The following table shows the compensation paid by us in Fiscal 2002, 2001 and 2000 to (i) our Chief Executive Officer and (ii) our four most highly compensated officers other than the Chief Executive Officer who served as executive officers at April 30, 2002 (collectively, Named Officers).

Summary Compensation Table

		Annual Compensation		Long Term Compensation

					Awards	Payouts
				Other
				Annual	Restricted	Securities	LTIP	All Other
	Fiscal			Compen-	Stock	Underlying	Payouts	Compensa-
Name and Principal Position	Year	Salary($)	Bonus($)	sation($)(1)	Awards($)	Options(#)	($)	tion($)(2)

Radu M. Vanco(3)	2002	$344,500	—	$11,500	—	300,000	—	$253
President, Chief	2001	344,500	$391,869	8,400	—	500,000	—	276
Executive Officer and	2000	337,500	422,500	8,400	—	—	—	288
Chairman of the Board
Gelu Voicu(4)	2002	200,000	—	11,500	—	120,000	—	196
Vice President, Engineering	2001	197,788	160,417	8,400	—	100,000	—	276
and Manufacturing	2000	164,349	157,500	1,400	—	—	—	288
Thomas E. Gay III	2002	165,000	—	11,500	—	80,000	—	175
Vice President, Finance and	2001	149,536	133,058	8,400	—	75,000	—	251
Administration and Chief	2000	130,000	97,500	5,600	—	—	—	288
Financial Officer
Irvin W. Kovalik	2002	157,165	—	11,500	—	80,000	—	493
Vice President, Sales	2001	156,923	81,408	8,400	—	75,000	—	792
	2000	150,000	126,874	8,400	—	—	—	702
Barry Wiley	2002	150,000	13,966	—	—	60,000	—	921
Vice President, Marketing	2001	150,000	8,885	—	—	50,000	—	792
	2000	90,196	—	—	—	—	—	—

(1)	Amounts included under “Other Annual Compensation” represent the dollar value of car allowances paid by us for the benefit of such named Officer for Fiscal 2002, 2001 and 2000.

(2)	Amounts included under “All Other Compensation” represent the dollar value of term life insurance premiums paid by us for the benefit of such Named Officer for Fiscal 2002, 2001 and 2000 as follows: Mr. Vanco — $253, $276 and $288 respectively for life insurance; Mr. Voicu — $196, $276 and $288 respectively for life insurance; Mr. Gay — $175, $251 and $288 respectively for life insurance; Mr. Kovalik — $493, $792 and $702 respectively for life insurance; and Mr. Wiley — $921, $792 and $0 respectively for life insurance.

(3)	Mr. Vanco left Catalyst as its President and Chief Executive Officer effective as of August 21, 2002.

(4)	Mr. Voicu was appointed Executive Vice President and Chief Operating Officer as of August 21, 2002, and has been promoted to President and CEO effective as of October 29, 2002. Mr. Voicu’s salary as President and Chief Executive Officer is $300,000 per year on an annualized basis. Mr. Voicu was granted an option to purchase 300,000 shares of our Common Stock on October 15, 2002 in consideration of his promotion to Executive Vice President and Chief Operating Officer and also received an additional grant of an option to purchase 200,000 shares of our Common Stock on October 29, 2002 in consideration of his promotion to President and Chief Executive Officer.

Employee Benefit Plans

      Each current Named Officer is entitled to participate in our Stock Option Plan (Stock Option Plan). The Stock Option Plan provides for the grant of options, stock purchase rights, Stock Appreciation Rights (SARs) and long-term performance awards.

      The following table sets forth certain information with respect to stock options granted during Fiscal 2002 to the Named Officers. No SARs were granted in Fiscal 2002. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of each option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock.

Option Grants in Fiscal 2002

	Individual Grants(1)
				Potential Realizable Value at
		Percent of Total		Assumed Annual Rates of Stock
	Number of	Options		Price Appreciation for Option Term
	Securities	Granted to	Exercise
	Underlying	Employees in	or Base	Expiration
Name	Options Granted(#)	Fiscal Year(2)	Price($/SH)	Date	5%($)	10%($)

Radu M. Vanco(3)	300,000	18.3%	$1.73	9/26/2011	$385,037	$920,527
Gelu Voicu(4)	120,000	7.3	$1.73	9/26/2011	154,015	368,211
Thomas E. Gay III	80,000	4.9	$1.73	9/26/2011	102,676	245,474
Irvin W. Kovalik	80,000	4.9	$1.73	9/26/2011	102,676	245,474
Barry Wiley	60,000	3.7	$1.73	9/26/2011	77,007	184,105

(1)	No Stock Appreciation Rights were granted to the Named Executive Officers in Fiscal 2002. The options granted in Fiscal 2002 vest 1/3 on the date of grant and the remaining 2/3 vest ratably each month over the next 36-month period. The options have a 10-year term, but are subject to earlier termination in connection with a termination of employment. See also “Changes in Control” above for a description of certain acceleration provisions which may be applicable to these options under certain circumstances.

(2)	We granted stock options representing 1,643,500 shares to employees in Fiscal 2002.

(3)	Mr. Vanco left our employment effective August 21, 2002. Vesting of the options received by Mr. Vanco pursuant to this grant ceased upon his termination of employment and all unvested portions of the grant

(and all vested options which were not exercised within 30 days from the date of his termination) were returned to the Stock Option Plan.

(4)	Mr. Voicu was granted an option to purchase 300,000 shares of our Common Stock on October 15, 2002 in consideration of his promotion to Executive Vice President and Chief Operating Officer and also received an additional grant of an option to purchase 200,000 shares of our Common Stock on October 29, 2002 in consideration of his promotion to President and Chief Executive Officer.

      The following table sets forth information with respect to options exercised in Fiscal 2002 by the Named Officers and the value of unexercised options at April 30, 2002.

Aggregate Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
			April 30, 2002(#)		April 30, 2002(1)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Radu M. Vanco	695,942	$1,851,340	249,651	635,073	$134,495	$618,224
Gelu Voicu	200,000	533,000	158,031	189,969	178,925	158,125
Thomas E Gay III	0	0	270,157	139,843	560,135	140,715
Irv Kovalik	25,000	97,775	133,908	146,092	195,669	157,431
Barry Wiley	0	0	109,359	142,641	150,321	169,479

(1)	Represents the per share market price at fiscal year end ($2.80) less the exercise price per share. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of our Common Stock as reported on the Nasdaq SmallCap Market on April 26, 2002.

Compensation Committee Interlocks and Insider Participation

      None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors. During Fiscal 2002, Messrs. Allan and Possley and Ms. Butitta served as the members of the Compensation Committee of the Board of Directors. Mr. Vanco participated in the Board’s final approval of executive compensation matters during Fiscal 2002 (except as to those matters pertaining to his own compensation and with respect to equity grants to the Named Officers).

Board Compensation Committee Report on Executive Compensation

      The following is a report of the Compensation Committee of our Board of Directors (Committee) describing the compensation philosophy and policies applicable to our executive officers with respect to the compensation paid to such officers during Fiscal 2002. The actual compensation paid to the Named Officers during Fiscal 2002 is shown in the “Summary Compensation Table.”

      The Committee is responsible for reviewing and approving our compensation policies and the actual compensation paid to our executive officers. At the end of Fiscal 2002, the Committee was comprised of three (3) of the non-employee directors, Messrs. Allan and Possley and Ms. Butitta.

      Compensation Philosophy. The general philosophy of our compensation program is to offer our Chief Executive Officer and other executive officers competitive compensation packages based upon both our performance as well as the individual’s performance and contributions. Our compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of our specific internal goals and to attract and retain executives whose abilities are critical to our long-term success and competitiveness. This is further subject to our financial condition and results of operations. Our compensation program is comprised of three main components, Base Salary, Bonus Plan and Stock Options.

      Base Salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance level of the individual executives and our needs.

      Bonus Plan. Our officers are eligible for bonuses under the terms of individual bonus arrangements. When bonuses are given, they are based upon our performance and financial condition, the individual’s achievement of specific corporate goals as well as the individual’s experience and contributions to our success. During Fiscal 2002, as a result of our performance, none of our executive officers received a bonus.

      Stock Options. The Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Committee views stock options as one of the more important components of our long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by us to our executive officers and other employees have exercise prices equal to fair market value at the time of grant and, generally, vest over a four-year period.

      Severance Arrangements. See “Changes in Control” for a description of severance arrangements for certain executive officers.

      Compensation for the Chief Executive Officer. Mr. Vanco’s base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized and comparably performing companies. From May 1, 2000 through the end of Fiscal 2002, Mr. Vanco’s base annual salary was $344,500.

      The Committee considers equity based compensation, in the form of stock options, to be an important component of a Chief Executive Officer’s compensation. These grants are intended to motivate leadership for our long-term growth and profitability. Options to purchase 300,000 shares of our Common Stock were granted to Mr. Vanco in Fiscal 2002.

      Tax Deductibility of Executive Compensation. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Committee has studied the impact of Section 162(m) on our Stock Option Plan and believes that options granted under or equity compensation plans to our officers will meet the requirements for qualifying as performance-based. The Committee therefore believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. It is the Committee’s policy to qualify, to the extent reasonable, our executive officers’ compensation for deductibility under applicable tax law. However, if competitive or business circumstances warrant, we may in the future pay compensation to our executive officers that may not be deductible.

THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Lionel M. Allan, Cynthia M. Butitta
and Glen G. Possley

PERFORMANCE GRAPH

      The following line graph compares the annual percentage change in the cumulative total stockholder return for our Common Stock with the S&P 500 Index and the S&P Electronics (Semiconductors) Index for the period commencing April 30, 1997 and ending on April 30, 2002. The graph assumes that $100 was invested on April 30, 1997, and that all dividends are reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CATALYST SEMICONDUCTOR, INC., THE S&P 500 INDEX
AND THE S&P SEMICONDUCTORS INDEX

*	$100 invested on 4/30/97 in stock or index-including reinvestment of dividends. Fiscal year ending April 30. Copyright© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	Cumulative Total Return
	4/30/97	4/30/98	4/30/	4/30/00	4/30/01	4/30/02

Catalyst Semiconductor, Inc.	$100.00	$48.15	$17.78	$451.85	$250.67	$165.93
S&P 500	100.00	141.07	171.85	189.26	164.71	143.91
S&P Electronics (Semiconductors)	100.00	105.81	155.01	368.00	172.41	140.72

      Notwithstanding anything to the contrary set forth in any our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by us under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and the Performance Graph and the Audit Committee Report immediately following this paragraph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which we may make under those statutes.

Audit Committee Report

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management is responsible for the financial reporting process including the internal control system. In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and the clarity of Catalyst’s disclosures in the financial statements.

      The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee has reviewed the audited financial statements with the independent accountants, including a discussion of the independent accountant’s judgments as to the quality, not just the acceptability, of Catalyst’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted accounting standards, including the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as it may be modified or supplemented. The Audit Committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented and has discussed with the independent accountants the independent accountant’s independence.

      The Audit Committee also discussed with our independent accountants the overall scope and plans for their respective audits. The Audit Committee meets with our independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

      Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Catalyst’s Annual Report on Form 10-K, for the last fiscal year for filing with the Commission. The Audit Committee has appointed and retained, subject to stockholder ratification, PricewaterhouseCoopers LLP as Catalyst’s auditors for fiscal year 2003.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Cynthia M. Butitta, Glen G. Possley and
Henry C. Montgomery

INDEPENDENT ACCOUNTANTS

      The firm of PricewaterhouseCoopers LLP served as our independent accountants for Fiscal 2002.

      Audit Fees. The aggregate fees billed for professional services rendered was $204,000 for the audit of Catalyst’s annual financial statements for the year ended April 30, 2002 and the reviews of the financial statements included in Catalyst’s Forms 10-Q for that fiscal year.

      Financial Information Systems Design And Implementation Fees. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by PricewaterhouseCoopers LLP for the year ended April 30, 2002.

      All Other Fees. Other than the services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” the aggregate fees billed for services rendered by our independent accountants were $36,000 for the year ended April 30, 2002 which primarily related to income tax preparation services rendered to us.

      The members of our Audit Committee took into consideration whether the provision of these services is compatible with maintaining the independent accountant’s independence.

1934 EXCHANGE ACT REPORTS

      We hereby undertake to mail, without charge, to any of our stockholders upon written request, copies of reports we file with the Securities and Exchange Commission, including financial statements, schedules and exhibit lists contained therein. Requests should be sent to our Chief Financial Officer at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089. Such documents are also available on EDGAR at the website of the Securities and Exchange Commission at www.sec.gov.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE

PRESENTED AT NEXT ANNUAL MEETING

      To have your proposal included in our proxy statement for the 2003 Annual Meeting, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, you must submit your proposal in writing by 120 calendar days before the anniversary of the date this year’s proxy statement is “released to stockholders” (i.e. the mailing date) to the attention of our Secretary, Catalyst Semiconductor, Inc., 1250 Borregas Avenue, Sunnyvale, California 94089.

      Our By-Laws provide that a proposal that a stockholder delivers or mails to our executive offices and is received by our Secretary not less than 90 days prior to the annual meeting shall be timely received; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, a stockholder’s proposal to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which the notice of annual meeting was mailed or public disclosure of the date of the annual meeting was made.

      If you submit a proposal for the 2003 Annual Meeting after the date that is 120 days prior to the anniversary date of the mailing of this year’s proxy statement, management may or may not, at its discretion, present the proposal at the meeting, and the proxies for the 2003 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

      Notwithstanding the foregoing, if Catalyst changes the date of its 2003 Annual Meeting by more than 30 days from the date of the 2002 Annual Meeting, then Catalyst will, in a timely manner, inform the stock of that change and of the revised deadlines for submission of stockholder proposals.

OTHER MATTERS

      We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

FOR THE BOARD OF DIRECTORS

/s/ PETER COHN

Secretary

Dated: November 13, 2002

APPENDIX 1

CATALYST SEMICONDUCTOR, INC.

2003 STOCK INCENTIVE PLAN

EFFECTIVE AS OF _____________, 2002

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted the Catalyst Semiconductor, Inc. 2003 Stock Incentive Plan on November 12, 2002 (the “Adoption Date”). The Plan is the successor to the Company’s Stock Option Plan (the “Predecessor Plan”). Awards granted pursuant to the Predecessor Plan are subject to the terms and conditions of the Predecessor Plan. The Plan is effective on the date the Company’s stockholders approve the Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest; to encourage such selected persons to continue to provide services to the Company, and to attract to the Company new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Appreciation Rights and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement, SAR Agreement or Restricted Stock Agreement.

SECTION 2. DEFINITIONS.

(a) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award” means any award of an Option, SAR or Restricted Stock under the Plan.

(c) “Board” means the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” except as may otherwise be provided in a Stock Option Agreement, SAR Agreement or Restricted Stock Agreement, means the occurrence of any of the following:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board, as a result of which less than a majority of the incumbent directors are directors who either (x) had been directors of the Company on the date the Company’s stockholders initially approve the Plan (the “original directors”) or (y) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

(iv) Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (iii), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

(B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

(C) The Company; or

(v) A complete liquidation or dissolution of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

(g) “Common Stock” means the Company’s common stock.

(h) “Company” means Catalyst Semiconductor, Inc., a Delaware corporation.

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(i) “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee, Director or a Non-Employee Director.

(j) “Director” means a member of the Board who is also an Employee.

(k) “Disability” means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(l) “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

(o) “Fair Market Value” means the market price of Shares, determined by the Committee as follows:

(i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for the date of Grant;

(ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for the date of Grant;

(iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the high bid and low asked prices quoted by the NASDAQ system for the date of Grant; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(p) “Grant” means any grant of an Award under the Plan.

3

(q) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422(b).

(r) “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(s) “Non-Employee Director” means a member of the Board who is not an Employee.

(t) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(u) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(v) “Optionee” means an individual, estate or other entity that holds an Option.

(w) “Parent” means any “parent corporation” of the Company as defined under Code section 424(e). An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(x) “Participant” means an individual or estate or other entity that holds an Award.

(y) “Plan” means this Catalyst Semiconductor, Inc. 2003 Stock Incentive Plan, as it may be amended from time to time.

(z) “Restricted Stock” means a Share awarded under the Plan.

(aa) “Restricted Stock Agreement” means the agreement described in Section 8 evidencing each Award of Restricted Stock.

(bb) “SAR Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Service” means service as an Employee, Director, Non-Employee Director or Consultant.

(ee) “Share” means one share of Common Stock.

(ff) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(gg) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Grant of an Option.

(hh) “Subsidiary” means any “subsidiary corporation” of the Company as defined under Code section 424((f) (other than the Company). An entity that attains the status of

4

a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ii) “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion, subject to approval by the Board to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i) selecting Key Employees who are to receive Awards under the Plan;

(ii) recommending to the Board the type, number, vesting requirements and other features and conditions of such Awards;

(iii) interpreting the Plan;

(iv) making all other decisions relating to the operation of the Plan;

5

(v) creating such plans or subplans as may be necessary or advisable to allow the grant of Awards under the Plan in non-United States jurisdictions or to non-United States taxpayers; and

(vi) effectuating an exchange of Awards for other Awards or other consideration.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. Subject to approval by the Board, the Committee’s recommendations under the Plan shall be final and binding on all persons.

(c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

(a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

SECTION 5. SHARES SUBJECT TO PLAN.

(a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall initially equal 4,811,250, which includes Shares available for future grant under the Predecessor Plan and Shares subject to Awards under the Predecessor Plan.

(b) Annual Addition. Beginning with the first fiscal year of the Company beginning after the effective date of this Plan, on the first day of each fiscal year, Shares shall be

6

added to the Plan equal to the lesser of (i) 5% (five percent) of the outstanding Shares as of the last day of the prior fiscal year, (ii) 1,000,000 Shares, subject to the adjustment pursuant to Section 10, or (iii) such lesser amount as the Board may determine.

(c) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

(d) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

(e) Limits on Options and SARs. No Key Employee shall receive Options to purchase Shares and/or SARs during any fiscal year covering in excess of 500,000 Shares.

(f) Limits on Restricted Stock. No Key Employee shall receive Award(s) of Restricted Stock during any fiscal year covering in excess of 500,000 Shares.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. To the extent required by applicable law, an Option that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may

7

provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company’s right of repurchase over any Shares acquired under the unvested portion of the Option (an “early exercise”), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

(f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock

8

Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

(b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c) Other Forms of Payment. To the extent that this Section 7(c) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK.

(a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Restricted Stock. Restricted Stock may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock will be forfeited in the event that the related NSOs or SARs are exercised.

(b) Agreements. Each Award of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

(c) Payment for Restricted Stock. Restricted Stock may be issued with or without cash consideration under the Plan.

(d) Vesting Conditions. Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.

(e) Assignment or Transfer of Restricted Stock. Except as provided in Section 13, or in a Restricted Stock Agreement, or as required by applicable law, a Restricted Stock Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock Awards in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Stock Awards by will or by the laws of descent and distribution.

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(f) Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

(g) Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

SECTION 9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may also be awarded in combination with Options or Restricted Stock, and such an Award may provide that the SARs will not be exercisable unless the related Options or Restricted Stock are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. A

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SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 10. PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

(i) the number of Shares available for future Awards and the Share limits under Sections 5(b), 5(e) and 5(f);

(ii) the number of Shares covered by each outstanding Award; or

(iii) the Exercise Price under each outstanding SAR or Option.

(b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

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SECTION 11. EFFECT OF A CHANGE IN CONTROL.

(a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration.

(b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 12. LIMITATIONS ON RIGHTS.

(a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Certificate of Incorporation and Bylaws and a written employment agreement (if any).

(b) Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 10.

(c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at

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their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its approval by the Company’s stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board on November 12, 2002 and may be terminated on any earlier date pursuant to Section 14(b).

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

CATALYST SEMICONDUCTOR, INC.

By

Title

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		Page

SECTION 13.	WITHHOLDING TAXES	12
(a)	General	12
(b)	Share Withholding	12
SECTION 14.	DURATION AND AMENDMENTS	13
(a)	Term of the Plan	13
(b)	Right to Amend or Terminate the Plan	13
SECTION 15.	EXECUTION	13

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APPENDIX 2

CATALYST SEMICONDUCTOR, INC.

2003 DIRECTOR STOCK OPTION PLAN

     1. Purpose of the Plan. The purpose of this 2003 Director Stock Option Plan is to attract and retain highly qualified personnel to serve as Outside Directors of the Company. This 2003 Director Stock Option Plan is the successor to the Company’s 1993 Director Stock Option Plan (the “Predecessor Plan”). Options granted under the Predecessor Plan shall be governed by the terms of the Predecessor Plan.

          All options granted hereunder shall be “non-statutory stock options.”

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Board” means the Board of Directors of the Company.

          (b) “Code” means the Internal Revenue Code of 1986, as amended.

          (c) “Common Stock” means the Common Stock of the Company.

          (d) “Company” means Catalyst Semiconductor, Inc., a Delaware corporation.

          (e) “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

          (f) “Director” means a member of the Board.

          (g) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

          (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, or, if not a market trading day, on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j) “Option” means a stock option granted pursuant to the Plan.

          (k) “Optioned Stock” means the Common Stock subject to an Option.

          (l) “Optionee” means an Outside Director who receives an Option.

          (m) “Outside Director” means a Director who is not an Employee.

          (n) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) “Plan” means this 2003 Director Stock Option Plan.

          (p) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan equals the number of Shares subject to outstanding options under the Predecessor Plan on the Effective Date and the number of Shares available for additional grant under the Predecessor Plan on the Effective Date. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option (or an outstanding option under the Predecessor Plan on the Effective Date) should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

          (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each new Outside Director who shall first become an Outside Director on or after the Plan’s Effective Date shall automatically be granted an Option to purchase 30,000 Shares upon the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy (a “One-Time Grant”). In addition, on each May 1 during the term of this Plan, each Outside Director who shall have been an Outside Director for at least six (6) months as of such date shall automatically receive an Option to purchase 15,000 Shares (an “Annual Grant”).

               (iii) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the Option shall be ten (10) years;

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof;

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option;

                    (D) each Annual Grant and One-Time Grant shall be fully vested and exercisable upon the date of grant of the Option.

               (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors entitled to receive Options on the grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the later of (a) the approval of the Plan by the stockholders of the Company, or (b) the termination of the Predecessor Plan (the “Effective Date”). It shall continue in effect for ten years from the date of its adoption by the Board, unless sooner terminated under Section 11 of the Plan.

     7. Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of, to the extent allowable under applicable law, (i) cash, (ii) check, (iii) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than 12 months on the date of surrender, (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (v) any combination of the foregoing methods of payment, or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

     8. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. In the event an Optionee’s Continuous Status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 90 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee’s Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee’s death while a Director, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within one year following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

     10. Adjustments.

          (a) Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment in the Options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

          (b) Change in Control. In the event of a “Change in Control” of the Company, as defined in paragraph (c) below, then the following provisions shall apply:

               (i) Any Option outstanding on the date of such Change in Control (“Outstanding Option”) shall be assumed by the successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

               (ii) Each Outstanding Option shall remain exercisable by the Optionee for a period of at least three (3) years from the date of the Change in Control (but in no event beyond the term of the Option); and

               (iii) Each Optionee with an Outstanding Option shall be provided with written notice of the period of exercisability provided for in subsection (b)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

          (c) Definition of “Change in Control”. For purposes of this Section 10, a “Change in Control” means the happening of any of the following:

               (i) when any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty (50%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

               (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (iii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

               (iv) a change in the composition of the Board occurring as a result of any one meeting of the stockholders of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either are (A) directors of the Company as of the date the Plan is approved by the stockholders, or (B) elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     11. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

PROXY

CATALYST SEMICONDUCTOR, INC.

Proxy for the Annual Meeting of Stockholders

To be Held December 20, 2002

Solicited by the Board of Directors

     The undersigned hereby appoints Gelu Voicu and Thomas E. Gay III, and each of them with full power of substitution, to represent the undersigned and to vote all shares of stock in CATALYST SEMICONDUCTOR, INC., a Delaware corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 1250 Borregas Avenue, Sunnyvale, California 94089 at 9:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated November 13, 2002 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

Vote by Telephone

It’s fast, convenient and immediate!

Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

     Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions.

Your vote is important!

Call 1-877-PRX-VOTE anytime!

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.

     Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card

2.	Go to the Website http://www.eproxyvote.com/cats

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided.

Your vote is Important!

Go to http://www.eproxyvote.com/cats anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒  Please mark votes as in this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. A vote FOR the following proposals is recommended by the Board of Directors.

1. To elect the following two persons as Class I directors to hold office for a three-year term and until their successors are elected and qualified:

     Nominees: (01) Henry C. Montgomery and (02) Gelu Voicu

☐ FOR ☐ WITHHELD

☐ _______________________________________________

For both nominees except as noted in writing in the blank above

2.	To approve the restatement of the Company’s Stock Option Plan as the 2003 Stock Incentive Plan and the reservation of 1,000,000 shares (in addition to an aggregate of 3,811,250 shares subject to outstanding option grants or available for grant under our preexisting Stock Option Plan) available for issuance under the 2003 Stock Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To approve the restatement of the Company’s 1993 Director Stock Option Plan as the 2003 Director Stock Option Plan

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To ratify the appointment of PriceWaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending April 30, 2003.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	The proxies are also authorized to vote, in their discretion on such other business as may properly come before the meeting or any adjournment or postponement hereof.

☐	Mark here if you plan to attend the Annual Meeting.

☐	Mark here for address change and note below.

Please sign here. Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the name of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature:	Date:

Signature:	Date:

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